UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2024 (September 23, 2024)

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Sunnova Energy International Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38995	30-1192746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

20 East Greenway Plaza, Suite 540
Houston, Texas 77046
(Address, including zip code, of principal executive offices)

(281) 892-1588
(Registrant's telephone number, including area code)
_______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value per share	NOVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Increase in the Number of Directors Constituting the Board of Directors and Election of Corbin J. Robertson, III and Jeremy Thigpen to the Board of Directors.

Effective September 23, 2024, the Board of Directors (the “Board”) of Sunnova Energy International Inc. (the “Company”), increased the number of directors constituting the whole Board from seven to nine. Then, based on the recommendation of the Nominating, Governance and Sustainability Committee, the Board elected Mr. Corbin J. Robertson, III as an independent Class I director of the Company with a term expiring at the Company’s 2026 Annual Meeting of Stockholders and Mr. Jeremy Thigpen as an independent Class II director of the Company with a term expiring at the Company’s 2027 Annual Meeting of Stockholders. In addition, and based on the recommendation of the Nominating and Governance Committee, the Board appointed Mr. Robertson to serve as a member of the Nominating, Governance and Sustainability Committee and Mr. Thigpen to serve as a member of the Compensation and Human Capital Committee.

Mr. Robertson has extensive experience in energy and private equity. Mr. Robertson has served as Founder and Managing Partner of CIII Capital Management LLC, a private investment firm with interests in many businesses and industries, since August 2000. He has also served as the Chief Executive Officer of the General Partner of Western Pocahontas Properties Limited Partnership, a land company with minerals and timberlands across many states, since May 2008, and has served on the Board of Directors of Western Pocahontas since October 2012. Mr. Robertson has served as Co-Founder and Co-Managing Partner of LKCM Headwater Investments GP, LLC, a generalist private equity firm with investments in healthcare, industrial services, financial services, energy, and others, since June 2011. Mr. Robertson is an owner of and has served on the Board of Directors for Quintana Minerals Corporation since October 2007. Quintana Minerals and its affiliates manage a broad investment portfolio for the Robertson family that includes investments in the insurance, hospitality, industrial services, food service, consumer products, healthcare, real estate, agricultural, and energy industries, among others. Mr. Robertson also serves or has served on the Board of Directors of the following public companies: Natural Resource Partners L.P. since May 2013, Genesis Energy L.P from December 2009 until August 2017, and Quintana Maritime Inc. from January 2003 until January 2008. Mr. Robertson serves as a board member of the Texas Parks and Wildlife Foundation and is on the University of Texas Development Board. Mr. Robertson began his career with Deloitte & Touche in 1994. Mr. Robertson holds Bachelor of Business Administration and Bachelor of Arts degrees from The University of Texas at Austin and a Master of Business Administration degree from Harvard Business School.

Mr. Thigpen has extensive experience leading publicly-traded companies in the energy services sector. He has been Chief Executive Officer of Transocean Ltd. since joining the company in April 2015. Mr. Thigpen has also been a member of the company's board of directors since 2015 and previously served as President of Transocean Ltd. from April 2015 until February 2022. Prior to joining Transocean Ltd., he served as Senior Vice President and Chief Financial Officer at National Oilwell Varco, Inc., where he spent 18 years. During his tenure at NOV, Mr. Thigpen spent five years as the company's President of Downhole and Pumping Solutions business and four years as President of its Downhole Tools group. He also served in various management and business development capacities, including Director of Business Development and Special Assistant to the Chairman. Since 2022, Mr. Thigpen has served as a member of the Board of Trustees at Rice University and served as the International Association of Drilling Contractors’ Chair in 2022. Mr. Thigpen holds a Bachelor of Arts degree in Economics and Managerial Studies from Rice University and completed the Program for Management Development at Harvard Business School.

In connection with their election to the Board, on September 23, 2024, Messrs. Robertson and Thigpen were each awarded a restricted stock unit grant under the Company’s 2019 Long Term Incentive Plan covering 11,571 shares of the Company’s common stock, such awards to vest on the one year anniversary of the date of grant, subject to their respective continued service through that date.

All of Messrs. Robertson and Thigpen's equity awards received for their service on the Board will vest in full immediately prior to, and contingent upon, a change of control of the Company.

Messrs. Robertson and Thigpen will also receive (i) a prorated portion of the $60,000 annual retainer in the amount of $15,000; (ii) a payment to Mr. Robertson of the prorated $5,000 Nominating, Governance and Sustainability Committee fee in the amount of $1,250; and (iii) a payment to Mr. Thigpen of the prorated $7,500 Compensation and Human Capital Committee fee in the amount of $1,875.

In addition, Messrs. Robertson and Thigpen will each enter into an indemnification agreement with the Company, the form of which is attached as an exhibit to Amendment No.1 to the Company’s Registration Statement on Form S-1, as amended (File

No. 333-232393), filed with the SEC on July 3, 2019. There are no understandings or arrangements between Messrs. Robertson and Thigpen and any other person pursuant to which they was selected as a director. There are no transactions in which Mr. Robertson or Mr. Thigpen has an interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the press release announcing Messrs. Robertson and Thigpen's election to the Board is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press release dated September 25, 2024.
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNNOVA ENERGY INTERNATIONAL INC.

Date: September 25, 2024	By:	/s/ David Searle
David Searle
Executive Vice President, General Counsel and Chief Compliance Officer